SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934



Date of report (Date of earliest event reported)           September 4, 2002
                                                        ------------------------



                                  E-LOAN, INC.
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             (Exact Name of Registrant as Specified in Its Charter)



      Delaware                         001-25621                77-0460084
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(State or Other Jurisdiction    (Commission File Number)    (I.R.S. Employer
    of Incorporation)                                       Identification No.)



     5875 ARNOLD ROAD, SUITE 100, DUBLIN, CALIFORNIA               94568
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        (Address of Principal Executive Offices)                  (Zip Code)



                                 (925) 241-2400
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              (Registrant's Telephone Number, Including Area Code)



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          (Former Name or Former Address, if Changed Since Last Report)



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ITEM 5.  OTHER EVENTS.

     On September 4, 2002, the Company issued a press release announcing that it expected to meet or exceed its financial guidance for the third quarter 2002. A copy of this press release is attached as Exhibit 99.1 to this Report and is incorporated herein by reference.


ITEM 7.  EXHIBITS

Exhibit 99.1 Press Release dated September 4, 2002, entitled "E-LOAN Expects to Meet or Exceed Financial Guidance for Third Quarter."



                                   SIGNATURES

PURSUANT TO THE REQUIREMENTS OF THE SECURITIES EXCHANGE ACT OF 1934, THE REGISTRANT HAS DULY CAUSED THIS REPORT TO BE SIGNED ON ITS BEHALF BY THE UNDERSIGNED THEREUNTO DULY AUTHORIZED.



                                     E-LOAN, INC.


Date:  September 5, 2002             By: /s/  Matthew Roberts
                                        ----------------------------------------
                                         Matthew Roberts
                                         Chief Financial Officer

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                                  EXHIBIT INDEX


 Exhibit No.      Description                                         Page No.
 -----------      -----------                                         --------

    99.1          Press Release dated September 4, 2002, entitled      99.1-1
                  "E-LOAN Expects to Meet or Exceed  Financial
                  Guidance for Third Quarter."

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